RESTRICTED CASH	12 Months Ended
Dec. 31, 2020
Disclosure Of Restricted Cash And Cash Equivalents [Abstract]
RESTRICTED CASH (Text Block)

7.   RESTRICTED CASH

The Company's restricted cash at December 31, 2020 consists of $23,100 (December 31, 2019 - $1,928,641), in credit card security deposits. The December 31, 2019 balance included $1,905,472 (US$1,467,102) in cash collateral for surety bonds held as a security for the Company's reclamation and remediation obligations.

During the second quarter of 2020, the cash collateral requirement decreased from 50% to 0%. As a result, the US$1.5 million (C$1.9 million) held in restricted cash was returned to the Company on April 15, 2020.